Q1 2019 Earnings Webcast Presentation – May 2, 2019

Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; expansion of business activities; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; changes in tax laws, regulations and guidance, and uncertainties regarding their application, and challenges by tax authorities to the company’s tax positions; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2018 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. 2 Q1 2019 Earnings Webcast 5/2/19

Q1 2019 Highlights Organic Sales Growth versus Prior Year First Quarter Annual Quarter • First quarter within outlook range with sales momentum improving in March and continued in April Jan (1%) Feb (2%) • Reported sales were down 2%, organic sales were up 10.9% Mar 5%) 1% (flat in the U.S., up 3% in Canada, and up 8% in International) Organic sales up 12% on a two year stack basis 6.2% • • Strong margin performance in the first quarter 4.5% ‒ Billing margin expansion in all end markets and geographies 1.0% (1.7)% ‒ Gross margin expansion of 40 bps year-over-year • Estimated pricing impact +2% 2017 2018 1Q17 1Q18 1Q19 • Preliminary April organic sales up low single digits • Acquired SLS and maintained leverage at 3.0x Note: Organic growth excludes the impact of: acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations. …improving sales and margin momentum exiting Q1 3 Q1 2019 Earnings Webcast 5/2/19

Q1 2019 Results Outlook Actual YOY Sales (2%) to 2% $1.96B Down 1.6%; Core(1) down 1.9% Gross Margin 19.5% Up 40 bps SG&A $296.6M, 15.1% Core up 1%, up 50 bps Operating Profit $71M Down 3% Operating Margin 3.5% to 3.8% 3.6% Down 10 bps Effective Tax Rate ~23% 21.7% Up 210 bps EPS $0.93 Flat to prior year 50 bps $1.99B 70 bps 30 bps $1.96B 160 bps 20 bps 130 bps (0.3)% 3.5% 8.4% 1.0% (1.6)% Growth Growth Growth Growth Growth Q1 2018 U.S. Canada International Workday Foreign Acquisition Q1 2019 Sales Impact Exchange Impact Sales Note: See appendix for non-GAAP reconciliations. (1) Core excludes acquisitions in first year of ownership …continued gross margin expansion and effective operating cost management 4 Q1 2019 Earnings Webcast 5/2/19

Diluted EPS Walk Q1 2018 $0.93 Core operations (0.01) Acquisitions 0.00) Foreign exchange 0.00) Tax (0.03) Share count 0.04) 2019 $0.93 …flat EPS versus prior year 5 Q1 2019 Earnings Webcast 5/2/19

Industrial End Market Organic Sales Growth versus Prior Year • Q1 2019 Sales − Organic sales were flat versus prior year Annual Quarter (flat in the U.S. and Canada in local currency) − Down 2% sequentially 10.4% • Industrial market growth continues, driven by increasing production and capacity utilization; labor 8.0% constraints support higher capital spending • Global Account and Integrated Supply opportunity 4.3% pipeline remains strong and bidding activity levels increased in first quarter 1.2% • Customer trends include continued high expectations (0.3)% for supply chain process improvements, cost 2017 2018 1Q17 1Q18 1Q19 reductions, and supplier consolidation Note: See appendix for non-GAAP reconciliations. Global Integrated General OEM Accounts Supply Industrial Renewed our contract with a U.S. based metals and mining company to support capital projects and provide electrical and MRO materials for 5 years with estimated total revenues of over $250 million. 36% of WESCO Sales 6 Q1 2019 Earnings Webcast 5/2/19

Construction End Market Organic Sales Growth versus Prior Year • Q1 2019 Sales Annual Quarter − Organic sales were up 2% versus prior year (down 1% in the U.S. and up 8% in Canada in local currency) 9.4% − Down 8% sequentially • Strong backlog and improving business momentum with construction/contractor customers 5.1% • Backlog down 2% versus prior year record level and 2.4% 1.7% up 5% from year-end 2018 (in line with normal seasonality) (3.6)% • Expecting moderate growth and uptrend in non- residential construction market to continue in 2019 2017 2018 1Q17 1Q18 1Q19 construction season Note: See appendix for non-GAAP reconciliations. Non-Residential | Contractors Awarded a multi-million dollar contract to provide electrical gear and equipment for a hospital 33% of WESCO Sales upgrade project in western Canada. 7 Q1 2019 Earnings Webcast 5/2/19

Utility End Market Organic Sales Growth versus Prior Year • Q1 2019 Sales − Organic sales were flat versus prior year (up 3% in Annual Quarter the U.S. and down 38% in Canada in local currency) − Down 1% sequentially 17.9% • Continued scope expansion and value creation with investor owned utility, public power, and generation customers 10.2% • Increased interest in Integrated Supply solution offerings • Favorable economic conditions, improvement in 2.3% (0.4)% construction market, renewables growth, and consolidation trend within Utility industry remain (4.5)% positive catalysts for future spending 2017 2018 1Q17 1Q18 1Q19 Note: See appendix for non-GAAP reconciliations. Investor Owned | Public Power | Utility Contractors Awarded a new five-year contract with estimated total revenues of over $350 million to provide electrical generation, transmission and distribution materials, lighting, and MRO supplies, including 16% of WESCO Sales tools and safety products, to an investor-owned utility in the U.S. 8 Q1 2019 Earnings Webcast 5/2/19

CIG End Market Organic Sales Growth versus Prior Year • Q1 2019 Sales Annual Quarter − Organic sales were up 2% versus prior year (down 5% in the U.S. and up 22% in Canada in local currency) 9.4% − Down 5% sequentially 8.5% • Technical expertise and supply chain solutions driving results in datacenter, broadband, and cloud 4.8% technology projects 2.2% • Continued positive momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, (2.0)% and cyber and physical security for critical infrastructure protection 2017 2018 1Q17 1Q18 1Q19 Note: See appendix for non-GAAP reconciliations. Commercial | Institutional | Government Awarded a multi-million dollar contract to provide a lighting solution for an energy savings upgrade 15% of WESCO Sales at a federal government facility. 9 Q1 2019 Earnings Webcast 5/2/19

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Total Debt to TTM EBITDA) ~ $1.1B of free 4.0x cash flow over Target last 5 years Leverage 2.0x – 3.5x $45.3 3.5x 3.0x 3.0X 2.5x $18.1 2.0x 105% 43% of net of net 1.5x income income Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2018 YTD 2019 YTD Note: See appendix for non-GAAP reconciliations. …maintained financial leverage ratio while completing acquisition of SLS 10 Q1 2019 Earnings Webcast 5/2/19

2019 Outlook Q2 Full Year Sales 3% to 6% 3% to 6% Operating Margin 4.5% to 4.8% 4.3% to 4.7% Effective Tax Rate ~ 23% 22% to 24% Diluted EPS $5.10 to $5.70 Free Cash Flow ~ 90% of net income Notes Excludes unannounced acquisitions. • Maintaining full year sales outlook as the benefit of the SLS acquisition is Assumes a CAD/USD exchange rate of 0.74 in Q2. expected to be offset by additional foreign currency headwinds FY 2019 has one fewer workday than FY 2018. See appendix for non-GAAP reconciliations. • Reaffirming our full year outlook for operating margin, EPS, and free cash flow 11 Q1 2019 Earnings Webcast 5/2/19

Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 12 Q1 2019 Earnings Webcast 5/2/19

WESCO Profile 2019 Markets & Customers Products & Services 8% 15% 11% 40% 16% 36% 11% 33% 14% 16% Industrial Global Accounts | Integrated Supply General Supplies OEM | General Industrial Communications & Security Construction Wire, Cable & Conduit Non-Residential | Contractors Utility Lighting & Sustainability Investor Owned | Public Power Electrical Distribution & Controls Utility Contractors Automation, Controls & Motors CIG Commercial | Institutional | Government Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 13 Q1 2019 Earnings Webcast 5/2/19

Sales Growth (%) 2017 2018 2019 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Change in Net Sales (0.2) (0.1) 7.8 11.3 4.7 12.5 10.2 3.4 0.7 6.5 (1.6) Acquisition Impact 0.9 0.2 0.3 Core (1.1) (0.1) 7.8 11.3 4.5 12.5 10.2 3.4 0.7 6.5 (1.9) FX Impact 0.6 (1.1) 0.8 1.2 0.4 1.6 1.2 (0.8) (0.8) 0.3 (1.3) Workday Impact (1.6) (0.4) (1.6) Organic (1.7) 1.0 8.6 10.1 4.5 10.9 9.0 4.2 1.5 6.2 1.0 Note: Core sales growth excludes acquisitions during the first year of ownership. 14 Q1 2019 Earnings Webcast 5/2/19

Q1 2019 Organic Sales Growth by Geography (%) U.S. Canada International WESCO Change in net sales (USD) (1.5) (3.6) 2.8 (1.6) Impact from acquisitions 0.4 - - 0.3 Impact from foreign exchange rates - (5.5) (4.0) (1.3) Impact from number of workdays (1.6) (1.6) (1.6) (1.6) Organic sales growth (0.3) 3.5 8.4 1.0 15 Q1 2019 Earnings Webcast 5/2/19

Sales Growth by End Market ($ Millions) Q1 2019 vs. Q1 2018 Q1 2019 vs. Q4 2018 Q1 2019 Q1 2018 % Growth Q1 2019 Q4 2018 % Growth Industrial Core $740 $762 (2.9%) $740 $742 (0.3%) Construction Core 633 640 (1.2%) 633 680 (7.0%) Utility Core 309 317 (2.3%) 309 306 1.1% CIG Core 281 283 (0.7%) 281 291 (3.5%) Total Core Gross Sales $1,963 $2,002 (1.9%) $1,963 $2,019 (2.8%) Total Gross Sales from Acquisitions 6 - 6 - Total Gross Sales $1,969 $2,002 (1.7%) $1,969 $2,019 (2.5%) Gross Sales Reduction/Discounts (7) (8) (7) (8) Total Net Sales $1,961 $1,994 (1.6%) $1,961 $2,011 (2.5%) Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. 16 Q1 2019 Earnings Webcast 5/2/19

Q1 2019 Organic Sales by End Market (%) Industrial Construction Utility CIG WESCO Core Sales Growth (2.9) (1.2) (2.3) (0.7) (1.9) FX Impact (1.0) (2.0) (0.3) (1.3) (1.3) Workday Impact (1.6) (1.6) (1.6) (1.6) (1.6) Organic Growth (0.3) 2.4 (0.4) 2.2 1.0 17 Q1 2019 Earnings Webcast 5/2/19

Gross Margin ($ Millions) Three Months Ended March 31, March 31, 2019 2018 Net sales $1,961 $1,994 Cost of goods sold (excluding depreciation and amortization) 1,579 1,614 Gross profit (1) $382 $380 Gross margin (1) 19.5% 19.1% (1) Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Note: For gross margin in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 18 Q1 2019 Earnings Webcast 5/2/19

Capital Structure ($ Millions) Outstanding at Outstanding at Debt December 31, 2018 March 31, 2019 Maturity Schedule AR Revolver (V) 275 340 2020 Inventory Revolver (V) 52 33 2020 2019 Term Loans (V) 25 - 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 31 28 N/A Total Debt 1,233 1,251 Key Financial Metrics YE 2018 Q1 2019 Cash 96 106 Capital Expenditures 36 11 Free Cash Flow (1) 261 18 Liquidity (2) 824 781 (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts. 19 Q1 2019 Earnings Webcast 5/2/19

Financial Leverage ($ Millions) Twelve Months Ended March 31, 2019 Income from operations $350 Depreciation and amortization 62 EBITDA $412 March 31, 2019 Short-term borrowings and current debt $29 Long-term debt 1,214 Debt discount and debt issuance costs (1) 9 Total debt $1,251 Less: cash and cash equivalents 106 Total debt, net of cash $1,145 Financial leverage ratio 3.0X Financial leverage ratio, net of cash 2.8X (1) Long-term debt is presented in the consolidated balance sheet as of March 31, 2019 net of debt discount and debt issuance costs. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 20 Q1 2019 Earnings Webcast 5/2/19

Free Cash Flow Reconciliation ($ Millions) Q1 Q1 2018 2019 Cash flow provided by operations $53.0 $28.9 Less: Capital expenditures (7.7) (10.8) Free cash flow 45.3 18.1 Net income $42.9 $42.0 Percentage of net income 105% 43% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. 21 Q1 2019 Earnings Webcast 5/2/19

Work Days Q1 Q2 Q3 Q4 FY 2017 64 64 63 62 253 2018 64 64 63 62 253 2019 63 64 63 62 252 22 Q1 2019 Earnings Webcast 5/2/19